Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 1, 2011 (this “Amendment”), modifies that certain Credit Agreement, dated as of January 4, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among RADIOSHACK CORPORATION, a Delaware corporation (the “Borrower”), the guarantors from time to time party thereto (the “Facility Guarantors”), the financial institutions from time to time party thereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Administrative Agent”) for itself and the other Lenders.  Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the Administrative Agent and each of the undersigned Lenders are prepared to amend the Credit Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

Section 1.                      Amendments to Credit Agreement.

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by restating the following definitions in their entirety as follows:

“Letter of Credit Outstandings” means, at any time, the sum of (a) the Stated Amount of all Letters of Credit outstanding at such time, plus, (b) without duplication, (i) banker's acceptances, bank guaranties, time deposits and similar instruments issued and outstanding at such time by any Issuing Bank for the account of the Borrower or any Subsidiary of the Borrower in connection with Commercial Letters of Credit and (ii) the Dollar Equivalent of all amounts theretofore drawn or paid under Letters of Credit for which the applicable Issuing Bank has not then been reimbursed.

“Other Liabilities” means outstanding liabilities with respect to or arising from (a) any Cash Management Services furnished to any of the Loan Parties or any of their Subsidiaries, (b) any transaction which arises out of any Bank Product entered into with any Loan Party, as each may be amended from time to time and (c) any Guarantee made by a Loan Party in favor of a Lender or any Affiliate of a Lender of any credit facility, Indebtedness or other credit extension or credit accommodation permitted by Section 6.03(p) and made by a Lender or any of its Affiliates to or for the benefit of an Excluded Subsidiary.

(b) Paragraph (a) of Section 2.11 (Letters of Credit) of the Credit Agreement is hereby amended by restating the second proviso contained in paragraph (a) in its entirety as follows:

provided, further, that no Letter of Credit shall be issued if an Issuing Bank shall have received notice, at least one Business Day prior to the requested date of issuance or amendment of any Letter of Credit, from the Administrative Agent, any Lender or any Loan Party stating that the conditions to such issuance or amendment have not been met (which notice shall remain effective until revoked by the Administrative Agent);

(c) Paragraph (h) of Section 2.11 of the Credit Agreement is hereby amended by restating such paragraph (h) in its entirety as follows:

(h)           Whenever the Borrower desires that any Issuing Bank issue a Letter of Credit (or the amendment, renewal or extension (other than automatic renewal or extensions) of an outstanding Letter of Credit), the Borrower shall give to the applicable Issuing Bank and the Administrative Agent at least three (3) Business Days’ (or such shorter period as the Administrative Agent and applicable Issuing Bank may agree in a particular instance in their sole discretion) prior written (including, without limitation, by telegraphic, telex, facsimile or cable communication) notice specifying the date on which the proposed Letter of Credit is to be issued, amended, renewed or extended (which shall be a Business Day), the Stated Amount of the Letter of Credit so requested, the expiration date of such Letter of Credit, the name and address of the beneficiary thereof, and the provisions thereof.  If requested by the applicable Issuing Bank, the Borrower shall also submit documentation on such Issuing Bank’s standard form in connection with any request for the issuance, amendment, renewal or extension of a Letter of Credit, provided that in the event of a conflict or inconsistency between the terms of such documentation and this Agreement, the terms of this Agreement shall supersede any inconsistent or contrary terms in such documentation and this Agreement shall control.

(d) Section 6.03 (Indebtedness) of the Credit Agreement is hereby amended by:
i.	deleting the word “and” appearing at the end of clause (n) of such Section 6.03;

ii.	deleting the period (“.”) at the end of clause (o) of such Section 6.03 and inserting in lieu thereof “; and”; and

iii.	inserting the following new clause (p) immediately following existing clause (o) of such Section 6.03:

“(p)                 Indebtedness of Excluded Subsidiaries in an aggregate amount not to exceed $50,000,000 at any one time outstanding.”

Section 2.                      Conditions Precedent.  This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)           Documentation.  The Administrative Agent shall have received a fully-executed and effective Amendment, executed by the Borrower, the Facility Guarantors, the Administrative Agent and the Required Lenders.

(b)           No Default.  On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

Section 3.                      Banker's Acceptances.  The Administrative Agent, the Lenders and the Loan Parties hereby acknowledge and agree that (a) each Issuing Bank may from time to time in its discretion issue banker's acceptances, bank guaranties, time deposits and similar instruments (collectively, “Banker's Acceptances”) for the account of the Borrower or any Subsidiary of the Borrowers in connection with Commercial Letters of Credit issued under the Credit Agreement and (b) all such Banker's Acceptances shall be treated as Commercial Letters of Credit for all purposes of the Credit Agreement and shall constitute Obligations secured by all Collateral.

Section 4.                      Representations and Warranties; Reaffirmation of Grant.  The Borrower hereby represents and warrants to Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties of the Loan Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, provided that any representation and warranty which is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms and (d) each of the Security Documents to which such Loan Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Security Documents.

Section 5.                      Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 6.                      Amendment as Loan Document.  This Amendment constitutes a “Loan Document” under the Credit Agreement.

Section 7.                      Costs and Expenses.  The Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

Section 8.                      Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).

Section 9.                      Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.                      Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement, under any other Loan Document (except as expressly set forth herein) or under Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

Section 11.                      Ratification by Facility Guarantors.  Each of the Facility Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Facility Guarantors agrees and acknowledges that such Guarantor’s obligations under the Loan Documents shall remain in full force and effect and nothing herein shall in any way limit such obligations, all of which are hereby ratified, confirmed and affirmed in all respects.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

RADIOSHACK CORPORATION, as Borrower

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

RADIOSHACK CUSTOMER SERVICE LLC, as a Facility Guarantor

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

RADIOSHACK GLOBAL SOURCING CORPORATION, as a Facility Guarantor

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

RADIOSHACK GLOBAL SOURCING LIMITED PARTNERSHIP, as a Facility Guarantor

By: RadioShack Corporation, its general partner

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

RADIOSHACK GLOBAL SOURCING, INC., as a Facility Guarantor

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

Signature Page to First Amendment to RSH Credit Agreement

SCK, INC. , as a Facility Guarantor

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

TANDY FINANCE CORPORATION, a Facility Guarantor

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

TE ELECTRONICS LP, as a Facility Guarantor

By: RadioShack Corporation, its general partner

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

TRS QUALITY, INC., as a Facility Guarantor

By: /s/ Joel H. Tiede
Name: Joel H. Tiede
Title: President

IGNITION L.P., as a Facility Guarantor

By: RadioShack Corporation, its general partner

By: /s/ Mark Barfield
Name: Mark Barfield
Title: Vice President and Treasurer

Signature Page to First Amendment to RSH Credit Agreement

BANK OF AMERICA, as Administrative Agent, Swingline Lender, a Lender and an Issuing Bank

By: /s/ David Vega
Name: David Vega
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By: /s/ Connie Liu
Name: Connie Liu
Title: Vice President

REGIONS BANK, as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Kevin D. Padgett
Name: Kevin D. Padgett
Title: Vice President

Signature Page to First Amendment to RSH Credit Agreement

HSBC BANK USA N.A., as a Lender

By: /s/ Andrew Brown
Name: Andrew Brown
Title: Vice President

SOVEREIGN BANK, as a Lender

By:
Name:
Title:

FIFTH THIRD BANK, as a Lender

By: /s/ Mike Mendenhall
Name: Mike Mendenhall
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jonathan Parker
Name: Jonathan Parker
Title: Officer

SUNTRUST BANK, as a Lender

By: /s/ Virginia Sullivan
Name: Virginia Sullivan
Title: Vice President

Signature Page to First Amendment to RSH Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Paul A. Taubeneck
Name: Paul A. Taubeneck
Title: Vice President

COMPASS BANK, as a Lender

By: /s/ Ramon Garcia
Name: Ramon Garcia
Title: Vice President

      Signature Page to First Amendment to RSH Credit Agreement